Preliminary 2005 CY and Fourth Quarter Results

Forward Looking Statements In this chart presentation and in related comments by General Motors' and General Motors Acceptance Corporation's management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," "designed," "impact," or the negative of any of those words or similar expressions is intended to identify forward looking statements. All statements in this chart presentation and in related comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GM's actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of GM to realize production efficiencies, to achieve reductions in costs as a result of the turnaround restructuring and health care cost reductions and to implement capital expenditures at levels and times planned by management; the pace of product introductions; market acceptance of the corporation's new products; significant changes in the competitive environment and the effect of competition in the corporation's markets, including on the corporation's pricing policies; our ability to maintain adequate financing sources and an appropriate level of debt; restrictions on GMAC's and Residential Capital Corporation (ResCap)'s ability to pay dividends and prepay subordinated debt obligations to us; changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; costs and risks associated with litigation; the final results of investigations by the SEC; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in relations with unions and employees/retirees and the legal interpretations of the agreements with those unions with regard to employees/retirees; labor strikes or work stoppages at GM or at key suppliers such as Delphi Corp.; additional credit rating downgrades; the impact of a potential sale or other extraordinary transaction involving GMAC on the results of GM's and GMAC's operations and liquidity; other factors impacting financing and insurance operating segments' results of operations and financial condition such as credit ratings, adequate access to the market, changes in the residual value of off-lease vehicles, changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate, and changes in our contractual servicing rights; shortages of and price increases for fuel; and changes in economic conditions, commodity prices, currency exchange rates or political stability in the markets in which we operate. In addition, GMAC's actual results may differ materially due to numerous important factors that are described in GMAC's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of GM, to complete a transaction with a strategic investor regarding a controlling interest in GMAC while maintaining a significant stake in GMAC, securing separate credit ratings and low cost funding to sustain growth for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and GM; significant changes in the competitive environment and the effect of competition in the corporation's markets, including on the corporation's pricing policies; our ability to maintain adequate financing sources; our ability to maintain an appropriate level of debt; the profitability and financial condition of GM, including changes in production or sales of GM vehicles, risks based on GM's contingent benefit guarantees and the possibility of labor strikes or work stoppages at GM or at key suppliers such as Delphi Corp.; funding obligations under GM and its subsidiaries' qualified U.S. defined benefits pension plans; restrictions on ResCap's ability to pay dividends and prepay subordinated debt obligations to us; changes in the residual value of off-lease vehicles; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of GMAC or GM; the threat of natural calamities; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. GM undertakes no obligation to update publicly or otherwise revise any forward looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products. REPRODUCTION PROHIBITED GM is recording the remarks and visuals presented today. They are copyrighted by GM and may not be reproduced, transcribed, or distributed in any way without the express written consent of General Motors. Accordingly, attendees at this conference may not be record any portion of its content. We consider your participation to constitute your consent to being recorded today. Reg G Reconciliations Additionally, in accordance with Regulation G, supplemental financial disclosure is included which provides a quantitative reconciliation of non-GAAP financial disclosures addressed in the context of the following chart set to GM's GAAP financial results and provides definition around non-GAAP terminology addressed.

2005 Fourth Quarter and CY Highlights Q4 2005 Adjusted EPS ($2.09), ($1,183) million Net Loss excludes special items Reported EPS ($8.45), ($4,777) million Net Loss Special charges of ($3,594) million mostly related to GMNA restructuring, UAW/Delphi benefit guarantee and tax rate normalization Significant losses at GMNA; halved losses in Europe; GMLAAM and GMAP profitable Strong performance at GMAC Operating cashflow of $0.7B CY 2005 Adjusted EPS ($5.99), ($3,389) million Net Loss excludes special items Reported EPS ($15.13), ($8,554) million Net Loss Year-end cash of $20.5B Global market share of 14.2%, down 0.2 p.p. Strong pension returns of 13% contributed to US Hourly and Salary plans combined being over-funded by $6B at year-end

2004 2005 2005 Fav/(Unfav) 2004 ---------------- $ Millions ----------------- GMNA $1,105 ($5,582) ($6,687) GME (742) (375) 367 GMLAAM 85 124 39 GMAP 729 524 (205) Total Automotive 1,177 (5,309) (6,486) GMAC 2,913 2,833 (80) Corporate Other (476) (913) (437) Total Net Income 3,614 (3,389) (7,003) EPS (excl. special items) 6.37 (5.99) (12.36) Worldwide Production (000) 9,098 9,114 16 Global Market Share 14.4% 14.2% (0.2) p.p. Calendar Year Adjusted Results - Net Income Refer to Supplemental Chart 1 for reconciliation to GAAP figures

2004 2005 2005 Fav/(Unfav) 2004 ---------------- $ Millions ----------------- GMNA $449 ($1,459) ($1,908) GME (345) (159) 186 GMLAAM 47 20 (27) GMAP 117 112 (5) Total Automotive 268 (1,486) (1,754) GMAC 683 614 (69) Corporate Other (225) (311) (86) Total Net Income 726 (1,183) (1,909) EPS (excl. special items) 1.28 (2.09) (3.37) Worldwide Production (000) 2,305 2,395 90 Global Market Share 14.1% 13.6% (0.5) p.p. Fourth Quarter Adjusted Results - Net Income Refer to Supplemental Chart 1 for reconciliation to GAAP figures

North America Fourth Quarter Adjusted Results 2004 2005 2005 Fav/(Unfav) 2004 ----------------- $ Millions ------------------ Pre-Tax Income/(Loss) $352 ($1,793) ($2,145) Net Income/(Loss) 449 (1,459) (1,908) Net Margin 1.5% (5.3%) (6.8) p.p. North America: - Production Volume (000) 1,277 1,281 4 - Market Share 25.6% 23.6% (2.0) p.p. United States: - Industry SAAR (Mil.) 17.7 16.4 (1.3) - Market Share 26.0% 23.8% (2.2) p.p. - Dealer Inventory (000) 1,239 1,043 196

North America Adjusted Net Income 2004 vs. 2005 Q4 CY 2004 Net Income $0.4B $1.1B Volume 0.0 (2.1) Mix (1.0) (2.2) Health Care (0.2) (0.6) Advertising/Sales Promotion (0.2) (0.5) Material Cost (0.1) (0.7) Other Structural Cost (0.4) (0.6) 2005 Net Income ($1.5)B ($5.6)B

GMNA Vehicle Revenue Per Unit Calendar Year Fourth Quarter Net Revenue Gross Revenue Less Sales Incentives Memo: Vehicle Revenue per Unit excludes such items as impact of daily rental acctg., Service Parts, other outside sales and OnStar Reported Rev/Unit 20,899 20,321 20,777 20,875 20,540 21,005 19,776 21,204 21,656 20,329

Europe Fourth Quarter Adjusted Results 2004 2005 2005 Fav/(Unfav) 2004 ----------------- $ Millions ------------------ Pre-Tax Income/(Loss) ($603) ($259) $344 Net Income/(Loss) (345) (159) 186 Net Margin (4.2%) (2.0%) 2.2 p.p. Total Europe: - Production Volume (000) 442 443 1 - Industry SAAR (Mil.) 21.2 21.1 (0.1) - Market Share 9.2% 9.2% 0.0 p.p. Germany: - Industry SAAR (Mil.) 3.8 3.7 (0.1) - Market Share 10.7% 10.5% (0.2) p.p. UK: Industry SAAR (Mil.) 2.9 2.8 (0.1) - Market Share 13.2% 14.7% 1.5 p.p. Saab - Global Sales (000) 31.8 30.2 (1.6)

Latin America, Africa & Middle East Fourth Quarter Adjusted Results 2004 2005 2005 Fav/(Unfav) 2004 ----------------- $ Millions ------------------ Pre-Tax Income/(Loss) $63 $50 ($13) Net Income/(Loss) 47 20 (27) Net Margin 1.6% 0.6% (1.0) p.p. Total LAAM: - Production Volume (000) - Industry SAAR (Mil.) 200 4.5 189 5.1 (11) 0.6 - Market Share 18.9% 19.0% 0.1 p.p. Brazil: - Industry SAAR (Mil.) 1.8 1.9 0.1 - Market Share 23.5% 22.8% (0.7) p.p. Argentina: Industry SAAR (000) 278 350 72 Market Share 17.6% 17.5% (0.1) p.p. South Africa: Industry SAAR (000) 490 600 110 Market Share 13.6% 13.7% 0.1 p.p.

Asia Pacific Fourth Quarter Adjusted Results 2004 2005 2005 Fav/(Unfav) 2004 ----------------- $ Millions ------------------ Pre-Tax Income/(Loss) $24 ($72) ($96) Equity/Minority Interest Net Income/(Loss) 86 117 117 112 31 (5) Net Margin 5.6% 3.2% (2.4) p.p. Total Asia Pacific: - Industry SAAR (Mil.) 18.1 19.0 0.9 - Market Share 5.2% 6.3% 1.1 p.p. China: - Industry SAAR (Mil.) 5.6 6.8 1.2 - Market Share 8.8% 11.4% 2.6 p.p. Australia: Industry SAAR (000) 960 940 (20) Market Share 19.1% 17.3% (1.8) p.p. GM-DAT: Production (Complete Build Units) 147 232 85

Fourth Quarter Adjustments to Income

GMNA Restructuring 2005 Q4 Special Charge After-tax restructuring charge of $1.3B Approximately $800M after-tax for costs associated with employees at facilities where GM is ceasing production or removing shifts Approximately $500M after-tax for the non-cash writedown of plants, property and equipment U.S. employee costs represent cash payments to affected employees during the current labor agreement, which expires in September 2007, attributable to the JOBS bank provisions of that agreement Discussions with UAW on possible accelerated attrition program could impact ultimate economic cost of restructuring Could affect timing and amount of subsequent charges

UAW/Delphi Benefit Guarantee 2005 Q4 Special Charge GM has revised its outlook with respect to the benefit guarantees Unlikely Delphi will emerge from Chapter 11 without some reduction in its hourly OPEB or Pension liabilities that could trigger a portion of GM's benefit guarantees 2005 results include pre-tax charge of $3.6 billion ($2.3 billion after-tax) related to the UAW/Delphi benefit guarantees Revising range of outcomes to $3.6 billion - $12.0 billion pre-tax Amounts closer to the low-end of the revised range considered our best estimate assuming an agreement is reached among the various parties Any obligation GM forced to assume related to benefit guarantees would likely result in a claim against Delphi's estate A mutually agreed resolution of issues between GM, Delphi and the UAW may bring about some costs as well as some benefits for GM, most of which would likely be recognized over an extended period of time GM believes those costs are not currently estimable and therefore no amounts have been reserved

GMAC Fourth Quarter - Net Income Net Income Net income for Q4 2005 excludes goodwill impairment charges of $439 million (after-tax) recognized at GMAC level

GMAC Calendar Year - Net Income Net Income Net income for CY 2005 excludes goodwill impairment charges of $439 million (after-tax) recognized at GMAC level

GMAC Global Liquidity Large cash balance maintained $20B* at year-end 2005 even after $2.5B dividend to GM Over $50B of unutilized bank lines and conduit capacity Cultivated large market for auto whole loan sales across the full credit spectrum Up to $64B of unutilized auto whole loan purchase commitments secured for the next five years Maintaining positive liquidity profile Maturing interest-earning assets exceed interest-bearing liabilities for any given period * Includes $4.2B in cash invested in a portfolio of highly liquid marketable securities

GMAC 2006 Outlook Operating performance for Financing, Insurance and Mortgage remains bright Major operating metrics trending favorably In 2006, GMAC will seek to execute a business plan under which: GMAC would support GM vehicle sales with a broad range of auto financing activities GM would earn favorable returns on its GMAC investment GMAC continues to maintain adequate liquidity position

GM Balance Sheet Year-end book equity of $16.7B Automotive liquidity position remains strong $20.5B* available liquidity $15.3B long-term VEBA assets available to fund healthcare costs over time Near-term financial obligations are limited Automotive debt has average maturity of 18 years $1.5B** of U.S. term debt maturing through 2007 U.S. Hourly and Salaried pension plans are $6.2B over- funded Expect no required contributions through end of decade * Includes $3.8B in readily-available VEBA assets (i.e., short-term VEBA) ** Includes $1.2B in convertible bonds that could be put as early as 2007 but don't actually mature until 2032

Deferred Tax Assets At year-end 2005, net Deferred Tax Asset of $24B carried on the balance sheet to reflect future tax benefits Long-dated assets that match long-dated liabilities The need to establish valuation allowances for these net deferred tax assets is assessed periodically based on a more-likely-than-not realization threshold GM has recognized a valuation allowance of ($4.8)B over several years for certain U.S. state and foreign jurisdiction net deferred tax assets Includes ($617) million valuation allowance for Brazil added in 2005 More likely than not GM's U.S. Federal net deferred tax assets are recoverable based on GMNA's turnaround plans, tax planning strategies and GMAC's level of earnings A valuation allowance may be required if: GMNA's turnaround plans are not successful in the near to mid term GMAC delivers significantly less U.S. pre-tax income

Q4'00 Q4'01 Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Q4'04 Q1'05 Q2 '05 Q3 '05 Q4 '05 Net Liquidity 5.2 4.8 4.8 3.5 -0.7 0.8 1.8 2.5 1.1 4.2 6.5 -2.4 -5.5 -8.9 -7.4 -8.2 -9.2 -12.5 -12.375 -13.2 -12 Gross Cash 13.2 13 13.3 11.8 11.5 17.3 17.6 18.2 17.3 20.6 23.7 29.3 26.9 23.5 25 24.5 23.3 19.8 20.231 19.2 20.5 17.3 17.3 18.7 20.1 21.5 23 24.2 $ Billions Gross / Net Liquidity 2 1,2 1 Cash, Mkt. Securities & ST VEBA 2 Excluding Financing Operations

Managerial Cash Flow Summary (Excludes GMAC) A reconciliation to GAAP Operating cash flow will be provided at a later date

3 U.S. Pension Expense

U.S. Health Care Spending & OPEB Expense 2 3 4

GMNA - 2006 Expectations 29% of sales volume in 2006 from launch products Simple, compelling pricing $6B Structural cost running rate at 2006 year-end $4B in 2006 CY $1B Net Material Cost savings in 2006 Significant improvement in GMNA 2006 operating profitability* * Before special items

Summary 2005 CY: Unacceptable GMNA results, GME turnaround getting traction, GMAP and GMLAAM profitable Top priority for 2006 is execution of GMNA Turnaround plan $7B Cost Reduction is good start; more opportunity going forward Targeting to reduce global structural cost from 34% of revenue to 25% of revenue by 2010 GMAC well-positioned in 2006 with or without investment grade rating GM continues to explore the possible sale of a controlling interest in GMAC to a strategic partner GM has strong liquidity with cash of $20.5B and long-term VEBA of $15.3B GM expects improved financial results in 2006 and 2007

Supplemental Charts The following supplemental charts are provided to reconcile adjusted financial data comprehended in the primary chart set with GAAP-based data (per GM's financial statements) and/or provide clarification with regard to definition of non-GAAP terminology

Reconciliation to Adjusted Net Revenue, Net Income / EPS Q4 - 2004 & 2005 S1

Reconciliation to Adjusted Net Revenue, Net Income / EPS CY - 2004 & 2005 S2